EXHIBIT 10.2



Personal/Confidential
Mr. Hans-Peter von Arb
Lorenzmattstrasse 12
6340 Baar

April 11, 2006

EMPLOYMENT AGREEMENT

between METTLER-TOLEDO INTERNATIONAL INC., Greifensee Branch, Im Langacher, 8606 Greifensee, and HANS-PETER VON ARB, born October 20, 1954, citizen of Switzerland.

The parties enter into an employment agreement on the terms and conditions set forth below:

Function                  Head Retail Division,
                          Member of the Group Management Committee (GMC) of
                          the METTLER TOLEDO Group
Employing Company /       Mettler-Toledo International Inc., Greifensee Branch,
Position Location         8606 Greifensee.
                          If not otherwise stipulated in this agreement, the general rules of employment ("Allgemeine arbeitsvertragliche Bestimmungen (AVB)" of our
                          Swiss operations) apply.

Remuneration              BASE SALARY of CHF 250'200.-- gross per annum,
                          effective June 1, 2006, payable in twelve equal monthly installments of CHF 20'850.--. This base salary remains unchanged until March 31, 2007.
                          Participation in the INCENTIVE PLAN POBS PLUS for
                          Members of the Group Management of METTLER TOLEDO
                          (Regulations valid as of January 1, 2005 enclosed).
                          The BONUS, in addition to the yearly base salary, is based and calculated on the grade of target achievement at the end of the business year.
                          For 100% target achievement, the bonus is CHF
                          93'825.-- gross (37,5% of the base salary).
                          For business year 2006 the bonus is prorated for the period June - December 2006.

Expenses                  Expense Allowance according to the
                          "Spesenreglementserganzung Gruppenleitung"
                          (enclosed) of CHF 10'500.-- per annum, payable in twelve monthly installments of CHF 875.--. No commuting allowance will be paid.

Equity Incentive Plan     Participation in the METTLER TOLEDO Stock Option
                          Plan as may be amended from time to time.
Personnel Insurance       o   Participation in the Mettler-Toledo Fonds
                              (pension plan for GMC members).
                          o   Additional Accident Insurance, Disability
                              Insurance (coverage of salary in case of illness and accident)
                          The premiums for all these insurances are fully paid by METTLER TOLEDO. The base for the insured salary in the Mettler-Toledo Fonds and other personnel insurances is CHF 265'837.41 (77.2727% of Target Salary).
Vacation                  30 working days per calendar year, including
                          compensation for overtime ("Zeitregelung mit pauschaler Abgeltung").

Duration /                This employment agreement starts on June 1, 2006.
Notice Period             It is of unlimited duration. The notice period is
                          12 (twelve) months for both parties.

Non-Competition           While Hans-Peter von Arb is employed by METTLER
                          TOLEDO, and for a period of twelve months after the termination of his employment, Hans-Peter von
                          Arb shall not knowingly engage in or be employed in any business anywhere in the world which competes with the principal businesses of METTLER
                          TOLEDO.

Previous Employment       With the effectiveness of this Employment
Agreements                Agreement, all previous agreements with METTLER
                          TOLEDO shall be considered as cancelled. The acquired years of service since January 1, 1996 are taken into consideration where applicable.

Applicable Law and        This agreement shall be governed by Swiss Law.
Jurisdiction              All disputes concerning the terms and conditions
                          of this agreement shall be brought before the ordinary courts in the Canton of Zurich, Switzerland.


Mettler-Toledo International Inc.     The Employee

Robert F. Spoerry            Peter Burker                  Hans-Peter von Arb




Enclosures
- GMC POBS Plus Regulations
- Spesenreglementserganzung (4/1997)